Remuneration of the members of Executive Management and the Board of Directors	12 Months Ended
Sep. 30, 2022
Remuneration of Executive Management and Board of Directors [Abstract]
Remuneration of the members of Executive Management and the Board of Directors
14. Remuneration of the members of Executive Management and the Board of Directors

Executive management has authority and responsibility for planning, directing and controlling the activities of the Group, and is considered to be key management personnel. In the financial year ended September 30, 2022, the key management personnel as defined above received short-term employee benefits as total compensation.
The total remuneration of management is shown in the following table:

	September 30,
EUR million	2022	2021	2020
Salaries and other short-term benefits	6.3	4.3	4.0
Post-employment benefits	—	—	0.9
Termination benefits	—	—	0.2
Share-based payments	8.1	2.7	—
Total	14.4	7.0	5.1
Compensation of the Group’s key management personnel includes salaries, other short-term benefits as well as share-based payments. For further information regarding the share-based payments see note 7.12.
The Board of Directors monitors and advises management on all matters relating to the daily business of SSU and in particular in the exercise of rights in relation to its direct holdings. The Non-Executive Directors have been appointed to the Board of Directors of the Company on December 14, 2021. The Board of Directors currently consists of 7 members.
The total remuneration of the Board of Directors in the fiscal year amounted to €1.5 million and includes an equity-based compensation expense of €0.6 million as a result of a Long-Term Incentive Plan (see Note 7.12) for the fiscal year ending September 30, 2022. For the fiscal years ended September 30, 2021, and September 30, 2020, there was an advisory board installed and the total remuneration amounted to €0.3 million for each period.